UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 23, 2014

MercadoLibre, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33647	98-0212790
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Arias 3751, 7th Floor

Buenos Aires, Argentina C1430CRG

(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code: 011-54-11-4640-8000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On June 23, 2014, MercadoLibre, Inc. (“MercadoLibre”) issued a press release describing a proposed private offering of $300 million aggregate principal amount of convertible senior notes due 2019 pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). MercadoLibre also intends to grant to the initial purchasers of the notes the right to purchase up to an additional $30 million principal amount of notes solely to cover over-allotments.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of MercadoLibre under the Securities Act or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated June 23, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MercadoLibre, Inc. (Registrant)

By:	/s/ PEDRO ARNT
Name: PEDRO ARNT
Title: Chief Financial Officer

Date: June 23, 2014

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated June 23, 2014